NEW ENGLAND LIFE INSURANCE COMPANY

New England Variable Life Separate Account

Supplement dated October 7, 2024 to the Updating Summary Prospectus

Dated April 29, 2024

Zenith Flexible Life 2001

This supplement describes a change to the variable life insurance policy listed above issued by New England Life Insurance Company (“we” or “us”).

Information Change for the Office that Administers Your Policy

Effective October 21, 2024, contact information for the designated offices that receive policy owner servicing requests, transactions and inquiries for your policy will change. Please use the following new contact information:

Premium and Loan Payments*	New England Life Insurance Company P.O. Box 71114 Charlotte, NC 28272-1114

All Other Policy Transactions and Inquiries	New England Life Insurance Company P.O. Box 4261 Clinton, IA 52733-4261

Telephone Number Fax Number	(833) 208-3017 (877) 319-2495

*If you are a corporate owner AND you utilize a payroll deduction billing arrangement to collect amounts due from an insured under the policy (commonly referred to as list statement billing), the designated office to send Premium and Loan Payments is New England Life Insurance Company, P.O. Box 38090, Philadelphia, PA 19101-8090.

We will continue to accept requests and elections at the old address until close of the New York Stock Exchange on January 21, 2025. After this date, requests and elections, sent to an address other than the ones provided above, may be returned or there may be a delay in processing requests and applying payments.

This change does not affect any of your contractual provisions. All rights and benefits you have with your policy remain the same.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

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